Exhibit 99.2

I-LINK INCORPORATED

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

May 20, 2003

The undersigned Gary M. Clifford, duly appointed and incumbent officer of I-Link Incorporated, a Florida corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.               The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/	Gary M. Clifford
Gary M. Clifford
Chief Financial Officer